UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2011

(Exact name of registrant as specified in charter)

001-11302

(Commission File Number)

OHIO	34-6542451
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by KeyCorp with the Securities and Exchange Commission on May 20, 2011 (the “Original 8-K”) to update “Item 5.07. Submission of Matters to a Vote of Security Holders” in the Original 8-K regarding the results from KeyCorp’s 2011 Annual Meeting of Shareholders held on May 19, 2011 (the “2011 Annual Meeting”). The sole purpose of this Amendment No. 1 is to disclose our decision regarding how frequently we will conduct a non-binding advisory vote on executive compensation. No other changes have been made to the Original 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the 2011 Annual Meeting, KeyCorp’s shareholders recommended, in a non-binding advisory vote, that we hold a non-binding advisory vote on the compensation of our named executive officers, as disclosed in the proxy statement, on an annual basis. Accordingly, in light of this recommendation and other factors considered by the Board of Directors (the “Board”), the Board has determined that we will hold a non-binding advisory vote on the compensation of the named executive officers as disclosed in the proxy statement on an annual basis until the Board otherwise determines that a different frequency for such advisory votes is in the best interest of KeyCorp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP
(Registrant)

Date: September 23, 2011	/s/ Paul N. Harris
	By:	Paul N. Harris
General Counsel and Secretary

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